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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                        AUGUST 17, 1999 (AUGUST 16, 1999)
                        ---------------------------------

                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


       OKLAHOMA                        1-13726                 73-1395733
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



       6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA  73118
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             (Address of principal executive offices)    (Zip Code)

                                (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On August 16, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce the hiring of Douglas J. Jacobson to the newly created position of Senior Vice President - Acquisitions and Divestitures. The August 16, 1999 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on August 16, 1999.

















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CHESAPEAKE ENERGY CORPORATION



                                                 BY: /s/ AUBREY K. MCCLENDON
                                                     -------------------------
                                                        AUBREY K. MCCLENDON
                                                     Chairman of the Board and
                                                      Chief Executive Officer

Dated:  August 17, 1999




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on August 16, 1999.